UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 14, 2012

GABRIEL TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23415 (Commission File Number)	22-3062052 (I.R.S. Employer Identification No.)

273 Green Street, No. 4
San Francisco, California 94133
(Address of Principal Executive Offices)

(402) 614-0258
(Registrant’s Telephone Number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01    OTHER EVENTS.

On March 14, 2012, Gabriel Technologies Corporation, a Delaware corporation (the “Company”), intends to make available via the Company’s website (www.gabrieltechnologies.com) a letter to the Company’s shareholders and lenders, dated March 14, 2012, providing an update of recent developments in the matter of Gabriel Technologies Corporation, et. al. vs. Qualcomm Incorporated, et. al., Case No. 08cv1992 AJB.  A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference, and the preceding summary of the letter is qualified by the full text of Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description
99.1	Letter to Shareholders and Lenders, dated March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION By: /s/ George Tingo George Tingo President and Chief Executive Officer
Dated: March 14, 2012